EXHIBIT 32.1


                 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
        AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


           In connection with the Quarterly Report of Amerigo Energy, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Jason F. Griffith, Chief Executive Officer and Chief Financial Officer of the Company do certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



     /s/ Jason F. Griffith
     Chief Executive Officer
     Chief Financial Officer

     November 19, 2013